Subsequent Events (Q3)	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
Note 17. Subsequent Events
On November 2, 2021, the Company entered into an agreement to acquire 100% of the interest of DrChrono Inc., a software and digital billing service platform supporting physician-customer’s with practice management and revenue cycle management, for approximately $182.5 million. The transaction will close following all pending legal and regulatory matters being successfully resolved.

Note 19. Subsequent Events
The Company has identified the following subsequent events:
In January 2021, the Company acquired certain assets and liabilities in a stock purchase of Briostack LLC. This transaction qualifies as a business combination under ASC 805. Accordingly, the Company is in the process of recording all assets and liabilities assumed at their acquisition date fair values. The initial purchase price was $35 million.
In March 2021, the Company acquired certain assets and liabilities in a stock purchase of Speetra, Inc. d/b/a pulseM (“pulseM”). This transaction qualifies as a business combination under ASC 805. Accordingly, the Company is in the process of recording all assets and liabilities assumed at their acquisition date fair values. The initial purchase price was $34.5 million.
During 2021, the Company received proceeds of $72.1 million in connection with the DDTLs described in Note 9.